UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2007

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BROADCASTER, INC.

(Exact name of registrant as specified in its charter)

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California	0-15949	94-2862863
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

(Address of Principal Executive Office) (Zip Code)

(818) 206-9274

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On March 16, 2007, the Audit Committee of the Board of Directors of Broadcaster, Inc. (the “Company”) approved the dismissal of Burr, Pilger & Mayer LLP (“BPM”) and the appointment of Choi, Kim & Park, LLP as the Company’s new independent registered public accounting firm. BPM’s reports on the financial statements of the Company of the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. For the fiscal years ended June 30, 2006 and 2005 and the interim period ending on the filing date of this Report, there were no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the BPM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports as required by Item 304(a) of Regulation S-B.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ BLAIR MILLS
Chief Financial Officer

Date:  March 29, 2007

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